UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)           April 30, 2015
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-8729                      38-0387840
_________________________________________________________________________
(State or Other           (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                       801 Lakeview Dr., Suite 100
                      Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The 2015 annual meeting of stockholders (the "Annual Meeting") of Unisys Corporation (the "Company") was held on April 30, 2015.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) A proposal to approve an amendment to the Company's Bylaws to increase the mandatory retirement age for directors from age 70 to age 72 was approved with 41,055,317 votes for; 4,258,212 votes against; and 333,253 abstentions. A copy of the Company's Bylaws, as amended, is attached as Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

   (2) The individuals listed below were elected to serve as directors of the Company:

Name            Votes For        Votes       Abstentions     Broker Non-
                                Against                         Votes
-------------------------------------------------------------------------
Peter A.
Altabef         38,051,050       232,445        58,171        7,305,116

Jared L. Cohon  34,743,690     3,521,650        76,326        7,305,116

Alison Davis    34,726,119     3,531,319        84,228        7,305,116

Nathaniel A.
Davis           33,884,136     4,377,243        80,287        7,305,116

Denise K.
Fletcher        34,571,204     3,700,744        69,718        7,305,116

Leslie F.
Kenne           34,701,851     3,564,251        75,564        7,305,116

Lee D. Roberts  34,332,254     3,934,052        75,360        7,305,116

Paul E. Weaver  34,973,755     3,285,014        82,897        7,305,116


   (3) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2015 was approved with 45,436,922 votes for; 139,172 votes against; and 70,688 abstentions.

   (4) A proposal to approve an advisory resolution regarding executive compensation was approved with 33,460,938 votes for; 1,807,316 votes against; 3,073,412 abstentions; and 7,305,116 broker non-votes.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNISYS CORPORATION


Date: May 4, 2015                          By: /s/ Gerald P. Kenney
                                               ---------------------
                                               Gerald P. Kenney
                                               Senior Vice President,
                                               General Counsel and
                                               Secretary